UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No.1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 14, 2022

GoodRx Holdings, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39549	47-5104396
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2701 Olympic Boulevard
Santa Monica, California		90404
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (855) 268-2822

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value per share	GDRX	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Explanatory Note

On April 15, 2022, GoodRx Holdings, Inc. (the “Company”) filed a Current Report on Form 8-K (the "Original Report") with the Securities and Exchange Commission to report under Item 2.01 thereof the completion of the acquisition of vitaCare Prescription Services, Inc. (“vitaCare”) on April 14, 2022.

This Amendment No. 1 on Form 8-K/A amends the Original Report to include the audited historical financial statements and related auditor consent as well as the unaudited pro forma financial information required by Item 9.01(a) and Item 9.01(b) of Form 8-K, which were not included in the Original Report pursuant to Items 9.01(a)(4) and (b)(2) of Form 8-K. No other amendments to the Original Report are being made by this Amendment No. 1.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The audited financial statements of vitaCare as of and for the year ended December 31, 2021 are filed with this Current Report on Form 8-K/A as Exhibit 99.1 and incorporated herein.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined balance sheet as of December 31, 2021 and the unaudited pro forma condensed combined statement of operations for the year ended December 31, 2021 are filed with this Current Report on Form 8-K/A as Exhibit 99.2 and incorporated herein.

(d) Exhibits.

Exhibit No.	Description

23.1	Consent of Grant Thornton LLP
99.1	Audited Financial Statements of vitaCare Prescription Services, Inc. as of and for the year ended December 31, 2021.
99.2	Unaudited Pro Forma Condensed Combined Balance Sheet as of December 31, 2021 and the Unaudited Pro Forma Condensed Combined Statement of Operations for the year ended December 31, 2021
104	Cover Page Interactive Date File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GOODRX HOLDINGS, INC.

Date:	June 28, 2022	By:	/s/ Karsten Voermann
		Name: Title:	Karsten Voermann Chief Financial Officer